UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2024

Elevai Labs Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41875	85-1399981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 250 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On November 27, 2024, Elevai Labs Inc. (the “Company”) effected a 1-for-200 reverse stock split (the “Split”) of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) pursuant to the Certificate of Amendment to the Company’s Third and Amended Certificate of Incorporation, as amended (the “Certificate of Amendment”), that was previously filed on November 20, 2024. The Certificate of Amendment provided that on November 27, 2024, every 200 shares of the Company’s issued and outstanding Common Stock will automatically be combined, without any action on the part of the holder thereof, into one share of Common Stock.

The Board of Directors of the Company initially approved the Split at a ratio ranging between 1:2 and 1:10 on July 23, 2024, and subsequently approved a Split ratio between 1:2 and 1:200. On August 12, 2024, the Split was approved by the Company’s stockholders, with the exact ratio set within that range at the discretion of the Chief Executive Officer of the Company. On November 20, 2024, the Chief Executive Officer of the Company set the ratio of the Split at 1:200.

The Split had no effect on the par value of the Common Stock. No fractional shares were issued as a result of the Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Split received one share of Common Stock in lieu of a fractional share.

The Common Stock began trading on a Split-adjusted basis on The Nasdaq Capital Market when the market opened on November 27, 2024. The trading symbol for the Common Stock remains “ELAB.” The Common Stock was assigned a new CUSIP number (28622K 203) following the Split.

The Company has adjusted the number of shares available for future grant under its equity incentive plan and has also adjusted the number of outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued to reflect the effects of the Split.

A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment filed on November 20, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

* Filed as an exhibit to the Company’s Form 8-K filed on November 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2024

Elevai Labs, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President and Director

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